UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22294

Western Asset Investment Grade Defined

Opportunity Trust Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2014

WESTERN ASSET

INVESTMENT GRADE

DEFINED OPPORTUNITY

TRUST INC. (IGI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Investment Grade Defined Opportunity Trust Inc. for the six-month reporting period ended May 31, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 27, 2014

II	Western Asset Investment Grade Defined Opportunity Trust Inc.

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the six months ended May 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s final reading for first quarter 2014 GDP growth, released after the reporting period ended, was -2.9%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, state and local government spending, nonresidential fixed investment, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.5%. Unemployment was as low as 6.6% in January 2014, before ticking up to 6.7% in February and holding steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in both April and May 2014, matching the lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 34.6% of the 9.8 million Americans looking for work in May 2014 had been out of work for more than six months.

Sales of existing-homes fluctuated during the reporting period given changing mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after three consecutive monthly declines, existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. Sales then rose 4.9% in May versus the previous month. The NAR reported that the median existing-home price for all housing types was $213,400 in May 2014, up 5.1% from May 2013. The inventory of homes available for sale in May 2014 was 2.2% higher than the previous month at a 5.6 month supply at the current sales pace and 6.0% higher than in May 2013.

The manufacturing sector continued to expand during the reporting period. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014. During May, seventeen of the eighteen industries within the PMI expanded.

Western Asset Investment Grade Defined Opportunity Trust Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next three meetings (January, March and May 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on June 18, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in July, it will buy a total of $35 billion per month ($15 billion per month of agency MBS and $20 billion per month of longer-term Treasuries).

Q. Did Treasury yields trend higher or lower during the six months ended May 31, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.28%, equaling its low for the period. It was as high as 0.47% in March and April 2014, before ending the period at 0.37%. The yield on the ten-year Treasury began the period at 2.75% and it fell as low as 2.44% on May 28, 2014. Ten-year Treasuries peaked at 3.04% on December 31, 2013, and ended the period at 2.48%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. While the market was volatile at times, the spread sectors generated positive results during the reporting period. After generally weakening in December 2013, the spread sectors largely rallied in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March 2014 as interest rates moved higher. However, the reporting period ended on a positive note as the spread sectors generated positive results in April and May. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 3.28% during the six months ended May 31, 2014.

IV	Western Asset Investment Grade Defined Opportunity Trust Inc.

Q. How did the high-yield market perform over the six months ended May 31, 2014?

A. The U.S. high-yield bond market was among the best performing spread sectors during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, posted positive returns during all six months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults. All told, the high-yield bond market gained 5.14% for the six months ended May 31, 2014.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class was volatile but generated solid results overall during the six months ended May 31, 2014. After a brief rally in December 2013, the asset class weakened in January 2014, given renewed concerns about China’s economy and depreciating emerging market currencies. However, the asset class rallied sharply from February through May 2014 as investor demand resumed. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii gained 9.08% during the six months ended May 31, 2014.

Performance review

For the six months ended May 31, 2014, Western Asset Investment Grade Defined Opportunity Trust Inc. returned 6.36% based on its net asset value (“NAV”)viii and 10.24% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays U.S. Credit Indexix, returned 5.35% for the same period. The Lipper Corporate Debt BBB-Rated Closed-End Funds Category Averagex returned 4.79% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.91 per share. As of May 31, 2014, the Fund estimates that 65.96% of the distributions were sourced from net investment income and 34.04% from realized capital gains*. The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2014 (unaudited)
Price per share	6-month total return**
$21.95 (NAV)	6.36	%†
$20.65 (Market Price)	10.24	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

Western Asset Investment Grade Defined Opportunity Trust Inc.	V

Investment commentary (cont’d)

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “IGI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XIGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Investment Grade Defined Opportunity Trust Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 27, 2014

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may invest in securities or engage in transactions that have the economic effects of leverage which can increase the risk and volatility of the Fund.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Investment Grade Defined Opportunity Trust Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB or higher).

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.

Western Asset Investment Grade Defined Opportunity Trust Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2014 and November 30, 2013 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — May 31, 2014

Total Spread Duration
IGI	— 7.17 years
Benchmark	— 6.80 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
IGI	— Western Asset Investment Grade Defined Opportunity Trust Inc.

2	Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2014

Total Effective Duration
IGI	— 6.57 years
Benchmark	— 6.98 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
IGI	— Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

May 31, 2014

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 90.8%
Consumer Discretionary — 11.0%
Automobiles — 1.6%
Ford Motor Co., Senior Bonds	9.215%	9/15/21	$1,140,000	$1,531,697
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,000,000	1,107,461
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	640,000	816,936
Ford Motor Credit Co., LLC, Senior Notes	4.250%	9/20/22	380,000	404,227
Total Automobiles				3,860,321
Hotels, Restaurants & Leisure — 0.8%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,250,000	1,106,250
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	170,000	180,094	(a)
Wynn Macau Ltd., Senior Notes	5.250%	10/15/21	480,000	494,400	(a)
Total Hotels, Restaurants & Leisure				1,780,744
Household Durables — 0.6%
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	1,140,000	1,177,050
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	160,000	183,600
Total Household Durables				1,360,650
Internet & Catalog Retail — 0.3%
QVC Inc., Senior Secured Notes	5.125%	7/2/22	670,000	711,956
Media — 7.0%
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	2,400,000	3,077,633
Comcast Corp., Bonds	6.400%	5/15/38	2,500,000	3,188,410
Comcast Corp., Senior Notes	5.700%	7/1/19	1,500,000	1,766,367
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,250,000	1,490,625
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	230,000	287,115
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,390,000	1,794,447
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	370,000	543,382
Time Warner Inc., Senior Notes	4.900%	6/15/42	250,000	260,617
UBM PLC, Notes	5.750%	11/3/20	740,000	802,480	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,000,000	2,120,000	(a)
WPP Finance 2010, Senior Notes	5.625%	11/15/43	260,000	288,868
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,000,000	1,020,764
Total Media				16,640,708
Specialty Retail — 0.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	280,000	298,200
Gap Inc., Senior Notes	5.950%	4/12/21	1,240,000	1,433,313
Total Specialty Retail				1,731,513
Total Consumer Discretionary				26,085,892

See Notes to Financial Statements.

4	Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 4.2%
Beverages — 1.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	7.750%	1/15/19	$450,000	$561,182
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	140,000	140,000
PepsiCo Inc., Senior Notes	3.600%	3/1/24	210,000	216,267
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	590,000	681,281	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	960,000	1,086,453	(a)
Total Beverages				2,685,183
Food Products — 0.7%
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	540,000	577,546
Mondelez International Inc., Senior Notes	5.375%	2/10/20	491,000	565,274
Mondelez International Inc., Senior Notes	4.000%	2/1/24	410,000	425,233
Total Food Products				1,568,053
Tobacco — 2.4%
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,000,000	1,339,212
Altria Group Inc., Senior Notes	9.950%	11/10/38	430,000	711,748
Altria Group Inc., Senior Notes	10.200%	2/6/39	280,000	473,440
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	540,000	676,843
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	470,000	632,980
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	510,000	622,341
Reynolds American Inc., Senior Notes	4.750%	11/1/42	1,220,000	1,183,318
Total Tobacco				5,639,882
Total Consumer Staples				9,893,118
Energy — 11.7%
Oil, Gas & Consumable Fuels — 11.7%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	340,000	378,478
Apache Corp., Senior Notes	5.100%	9/1/40	140,000	154,506
Apache Corp., Senior Notes	5.250%	2/1/42	160,000	180,296
Apache Corp., Senior Notes	4.750%	4/15/43	840,000	883,414
ConocoPhillips, Notes	6.500%	2/1/39	1,500,000	2,035,683
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	1,080,000	1,522,020
Ecopetrol SA, Senior Notes	5.875%	5/28/45	284,000	293,940
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	420,000	487,200
EOG Resources Inc., Senior Notes	6.875%	10/1/18	800,000	965,870
Hess Corp., Notes	8.125%	2/15/19	1,400,000	1,771,601
Hess Corp., Notes	7.875%	10/1/29	440,000	603,568
Hess Corp., Senior Bonds	6.000%	1/15/40	520,000	628,153
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,320,000	1,694,438
Kerr-McGee Corp., Notes	7.875%	9/15/31	710,000	992,657

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

May 31, 2014

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Kinder Morgan Energy Partners LP, Senior Notes	5.950%	2/15/18	$800,000	$917,215
LUKOIL International Finance BV, Senior Notes	3.416%	4/24/18	260,000	255,840	(a)
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	240,000	256,200	(a)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	940,000	902,400	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	900,000	958,500	(a)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	650,000	711,750	(a)
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	740,000	740,000
Noble Energy Inc., Senior Notes	6.000%	3/1/41	660,000	801,524
Noble Energy Inc., Senior Notes	5.250%	11/15/43	240,000	265,882
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,000,000	1,175,000
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	230,000	236,002
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	440,000	487,664
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,109,000	1,183,857
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	872,000	911,290
Petroleos Mexicanos, Notes	6.375%	1/23/45	390,000	449,963	(a)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	250,000	280,625
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	50,000	55,750
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	630,000	718,988
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	10,000	11,441
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	860,000	869,930
Valero Energy Corp., Senior Notes	9.375%	3/15/19	700,000	922,118
Williams Cos. Inc., Notes	7.875%	9/1/21	952,000	1,157,649
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	62,000	73,859
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	148,000	189,084
Williams Partners LP, Senior Notes	5.250%	3/15/20	460,000	516,290
Total Energy				27,640,645
Financials — 34.4%
Banks — 14.9%
Bank of America Corp., Senior Notes	7.625%	6/1/19	2,760,000	3,431,312
Bank of America Corp., Senior Notes	5.625%	7/1/20	180,000	207,870
Bank of America Corp., Senior Notes	5.875%	2/7/42	1,340,000	1,601,557
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	360,000	414,450
BPCE SA, Subordinated Notes	5.150%	7/21/24	680,000	710,414	(a)
CIT Group Inc., Secured Notes	6.625%	4/1/18	480,000	538,800	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	350,000	354,375
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	330,000	316,607	(b)(c)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	470,000	479,180	(b)(c)

See Notes to Financial Statements.

6	Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Citigroup Inc., Senior Notes	6.375%	8/12/14	$153,000	$154,716
Citigroup Inc., Senior Notes	6.000%	8/15/17	2,250,000	2,553,331
Citigroup Inc., Senior Notes	8.500%	5/22/19	500,000	641,122
Citigroup Inc., Senior Notes	8.125%	7/15/39	1,350,000	2,022,547
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	850,000	941,748
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	630,000	772,401
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	750,000	856,862
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	500,000	590,000	(a)(b)(c)
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	670,000	711,070
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	700,000	711,375	(b)(c)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.125%	4/30/24	470,000	475,589	(b)(c)
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	1,500,000	1,897,578
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	760,000	854,253
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,060,000	1,073,028	(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	710,000	827,150	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	1,170,000	1,375,643
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,540,000	1,673,119
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000	161,537
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	820,000	943,822
Standard Chartered PLC, Subordinated Notes	5.200%	1/26/24	550,000	586,376	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	760,000	809,414	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	7/14/14	410,000	401,800	(b)(c)
Wachovia Corp., Senior Notes	5.750%	2/1/18	4,400,000	5,050,910
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	610,000	642,788	(b)(c)
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	500,000	505,574
Total Banks				35,288,318
Capital Markets — 8.0%
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	1,570,000	1,876,982
Credit Suisse Group AG, Junior Subordinated Notes	7.500%	12/11/23	200,000	219,000	(a)(b)(c)
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	220,000	250,859
Goldman Sachs Group Inc., Senior Notes	5.950%	1/18/18	4,250,000	4,847,677
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	500,000	612,803
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,550,000	3,152,445
KKR Group Finance Co. III LLC, Senior Bonds	5.125%	6/1/44	960,000	966,859	(a)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	990,000	1,172,980
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	670,000	923,413

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

May 31, 2014

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	$1,750,000	$2,051,327
Morgan Stanley, Senior Notes	5.500%	1/26/20	1,950,000	2,228,269
Morgan Stanley, Senior Notes	6.375%	7/24/42	140,000	177,213
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	330,000	396,981
Total Capital Markets				18,876,808
Consumer Finance — 1.7%
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,620,000	1,942,281
SLM Corp., Senior Notes	7.250%	1/25/22	1,430,000	1,585,513
SLM Corp., Senior Notes	6.125%	3/25/24	480,000	483,600
Total Consumer Finance				4,011,394
Diversified Financial Services — 5.7%
Carlyle Holdings II Finance LLC, Senior Secured Notes	5.625%	3/30/43	360,000	402,866	(a)
CME Group Inc., Senior Notes	5.300%	9/15/43	750,000	865,195
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	100,000	118,185	(b)(c)
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	1,000,000	1,099,333	(b)(c)
General Electric Capital Corp., Notes	5.300%	2/11/21	130,000	148,137
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	2,820,000	3,795,712
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	420,000	469,392	(b)
ILFC E-Capital Trust I, Junior Subordinated Notes	5.210%	12/21/65	800,000	772,000	(a)(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	810,000	966,937
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	220,000	245,025
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	330,000	400,538
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	670,000	744,538	(a)
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	1,200,000	1,393,500	(a)
Voya Financial Inc., Senior Notes	5.500%	7/15/22	1,260,000	1,447,916
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	542,500	(a)(b)
Total Diversified Financial Services				13,411,774
Insurance — 3.6%
American Equity Investment Life Holding Co., Senior Notes	6.625%	7/15/21	90,000	97,875
American International Group Inc., Senior Notes	6.400%	12/15/20	1,000,000	1,214,000
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	290,000	351,546
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	330,000	355,575	(a)
Five Corners Funding Trust, Bonds	4.419%	11/15/23	630,000	668,293	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	330,000	391,050	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	840,000	1,059,993	(a)
MetLife Inc., Senior Notes	6.817%	8/15/18	1,300,000	1,560,012
Nationwide Mutual Insurance Co., Notes	9.375%	8/15/39	520,000	822,601	(a)

See Notes to Financial Statements.

8	Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	$1,050,000	$1,424,668	(a)
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	400,000	518,310
Total Insurance				8,463,923
Real Estate Investment Trusts (REITs) — 0.3%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	580,000	707,369	(a)
Real Estate Management & Development — 0.2%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	460,000	601,594
Total Financials				81,361,180
Health Care — 3.4%
Biotechnology — 0.6%
Amgen Inc., Senior Notes	3.625%	5/22/24	50,000	50,585
Amgen Inc., Senior Notes	5.150%	11/15/41	700,000	755,932
Celgene Corp., Senior Notes	3.625%	5/15/24	560,000	565,844
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	100,000	118,605
Total Biotechnology				1,490,966
Health Care Providers & Services — 1.6%
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	60,000	57,154
Humana Inc., Senior Notes	6.450%	6/1/16	1,000,000	1,105,673
Humana Inc., Senior Notes	7.200%	6/15/18	1,000,000	1,196,862
WellPoint Inc., Notes	5.250%	1/15/16	1,200,000	1,286,593
Total Health Care Providers & Services				3,646,282
Pharmaceuticals — 1.2%
AbbVie Inc., Senior Notes	4.400%	11/6/42	450,000	453,055
Pfizer Inc., Senior Notes	7.200%	3/15/39	560,000	791,027
Wyeth, Notes	5.950%	4/1/37	1,100,000	1,366,252
Zoetis Inc., Senior Notes	4.700%	2/1/43	270,000	279,968
Total Pharmaceuticals				2,890,302
Total Health Care				8,027,550
Industrials — 4.7%
Aerospace & Defense — 0.7%
Exelis Inc., Senior Notes	5.550%	10/1/21	885,000	932,097
Textron Inc., Senior Notes	3.650%	3/1/21	270,000	278,897
Textron Inc., Senior Notes	4.300%	3/1/24	400,000	417,018
Total Aerospace & Defense				1,628,012
Air Freight & Logistics — 0.4%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	700,000	914,917

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

May 31, 2014

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Airlines — 1.9%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	$480,000	$500,784	(a)
American Airlines, Pass-Through Trust, Senior Secured Notes	5.600%	7/15/20	526,200	551,194	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	156,622	182,277
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	550,385	646,702
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	181,763	203,574
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	150,244	172,405
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	242,430	272,127
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	260,608	284,062
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	10.400%	11/1/16	86,572	99,125
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	240,000	255,600
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	648,558	755,570
US Airways, Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	565,530	636,222
Total Airlines				4,559,642
Commercial Services & Supplies — 0.8%
Republic Services Inc., Senior Notes	5.500%	9/15/19	220,000	254,072
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	900,000	913,500	(a)
Waste Management Inc., Senior Notes	7.750%	5/15/32	500,000	711,995
Total Commercial Services & Supplies				1,879,567
Machinery — 0.2%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	360,000	374,979
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	180,000	214,676
Total Machinery				589,655
Marine — 0.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	492,000	495,690
Road & Rail — 0.5%
Burlington Northern Santa Fe LLC, Senior Notes	4.900%	4/1/44	760,000	817,293
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	70,000	73,325	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	210,000	219,187	(a)
Total Road & Rail				1,109,805
Total Industrials				11,177,288
Information Technology — 0.4%
IT Services — 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	140,000	150,675	(a)

See Notes to Financial Statements.

10	Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Semiconductors & Semiconductor Equipment — 0.2%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	$360,000	$416,952
Software — 0.1%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	340,000	348,500	(a)(d)
Total Information Technology				916,127
Materials — 4.8%
Chemicals — 0.3%
Ecolab Inc., Senior Notes	5.500%	12/8/41	260,000	308,730
LYB International Finance BV, Senior Bonds	4.875%	3/15/44	160,000	168,207
Potash Corp. of Saskatchewan Inc., Senior Notes	5.625%	12/1/40	250,000	298,602
Total Chemicals				775,539
Containers & Packaging — 0.3%
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	710,000	777,255
Metals & Mining — 4.1%
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	1,200,000	1,131,700
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	180,000	182,891
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	190,000	190,067
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	460,000	457,145
Freeport-McMoRan Copper & Gold Inc., Senior Notes	5.450%	3/15/43	210,000	216,829
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	2,000,000	2,634,624
Southern Copper Corp., Senior Notes	5.375%	4/16/20	260,000	289,745
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	240,000	262,200
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,100,000	2,343,039
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	500,000	519,375	(a)
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	1,200,000	1,325,262	(a)
Total Metals & Mining				9,552,877
Paper & Forest Products — 0.1%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	200,000	202,040
Total Materials				11,307,711
Telecommunication Services — 8.8%
Diversified Telecommunication Services — 7.6%
AT&T Inc., Global Notes	5.600%	5/15/18	1,500,000	1,721,028
AT&T Inc., Senior Notes	5.550%	8/15/41	440,000	498,670
British Telecommunications PLC, Bonds	9.625%	12/15/30	2,000,000	3,202,846
Embarq Corp., Notes	7.995%	6/1/36	1,500,000	1,643,341
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	1,250,000	1,248,438	(a)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	330,000	460,674
Telecom Italia Capital SA, Senior Notes	7.175%	6/18/19	610,000	709,125

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

May 31, 2014

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	$1,070,000	$1,072,622	(a)
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	140,000	176,926
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,250,000	1,281,250
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	2,460,000	2,774,528
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	2,390,000	3,044,774
Total Diversified Telecommunication Services				17,834,222
Wireless Telecommunication Services — 1.2%
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	1,000,000	1,196,193
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	280,000	340,900	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	700,000	792,750	(a)
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	390,000	524,838
Total Wireless Telecommunication Services				2,854,681
Total Telecommunication Services				20,688,903
Utilities — 7.4%
Electric Utilities — 5.6%
Berkshire Hathaway Energy, Bonds	6.125%	4/1/36	1,000,000	1,248,789
Berkshire Hathaway Energy, Senior Notes	5.750%	4/1/18	1,000,000	1,147,250
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	530,000	565,503
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	220,000	233,750	(a)
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	600,000	690,111
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	600,000	803,357
FirstEnergy Corp., Notes	7.375%	11/15/31	3,040,000	3,587,665
FirstEnergy Transmission LLC, Senior Notes	4.350%	1/15/25	160,000	162,128	(a)
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,000,000	2,180,000
IPALCO Enterprises Inc., Senior Secured Notes	7.250%	4/1/16	1,030,000	1,127,850	(a)
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	600,000	754,441
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	500,000	835,417
Total Electric Utilities				13,336,261
Gas Utilities — 0.9%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	1,500,000	2,053,629
Independent Power and Renewable Electricity Producers — 0.6%
AES Corp., Senior Notes	8.000%	6/1/20	1,100,000	1,322,750
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	500,000	643,813
Total Utilities				17,356,453
Total Corporate Bonds & Notes (Cost — $186,449,694)				214,454,867

See Notes to Financial Statements.

12	Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 0.6%
Alabama — 0.2%
Jefferson County, AL, Sewer Revenue	6.000%	10/1/42	$530,000	$584,283
California — 0.1%
University of California Revenue	4.062%	5/15/33	220,000	218,902
Illinois — 0.3%
Chicago, IL, GO, Taxable Project	7.781%	1/1/35	20,000	24,843
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	530,000	617,864
Total Illinois				642,707
Total Municipal Bonds (Cost — $1,352,954)				1,445,892
Senior Loans — 0.3%
Industrials — 0.3%
Commercial Services & Supplies — 0.3%
Nielsen Finance LLC, USD Term Loan B2 (Cost — $643,234)	3.152%	4/15/21	643,234	646,539	(e)(f)
Sovereign Bonds — 1.6%
Colombia — 0.4%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	941,000	1,064,506
Russia — 0.8%
RSHB Capital, Loan Participation Notes, Senior Notes	9.000%	6/11/14	1,000,000	1,001,700	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	685,000	796,655	(a)
Total Russia				1,798,355
Turkey — 0.4%
Republic of Turkey, Notes	4.875%	4/16/43	1,040,000	986,856
Total Sovereign Bonds (Cost — $3,598,391)				3,849,717

			Shares
Common Stocks — 1.1%
Financials — 1.1%
Banks — 1.1%
Citigroup Inc. (Cost — $2,646,769)			52,698	2,506,844
Preferred Stocks — 2.1%
Financials — 2.1%
Banks — 0.5%
M&T Bank Corp.	6.375%		1,000	1,032,500
U.S. Bancorp	5.150%		3,585	82,993
Total Banks				1,115,493
Capital Markets — 0.2%
State Street Corp.	5.900%		16,755	437,808	(b)
Consumer Finance — 1.2%
GMAC Capital Trust I	8.125%		105,800	2,869,296	(b)

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

May 31, 2014

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate		Shares	Value
Diversified Financial Services — 0.2%
Citigroup Capital XIII	7.875%		17,525	$480,185	(b)
Total Preferred Stocks (Cost — $4,501,532)				4,902,782
Total Investments before Short-Term Investments (Cost — $199,192,574)				227,806,641
		Maturity Date	Face Amount
Short-Term Investments — 1.6%
Repurchase Agreements — 1.6%
Goldman Sachs & Co. repurchase agreement dated 5/30/14; Proceeds at maturity — $3,800,016; (Fully collateralized by U.S. government agency obligations, 1.570% due 1/9/20; Market value — $3,875,975) (Cost — $3,800,000)	0.050%	6/2/14	$3,800,000	3,800,000
Total Investments — 98.1% (Cost — $202,992,574#)				231,606,641
Other Assets in Excess of Liabilities — 1.9%				4,603,531
Total Net Assets — 100.0%				$236,210,172

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Illiquid security.

(e)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(f)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
GO	— General Obligation

See Notes to Financial Statements.

14	Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

May 31, 2014

Assets:
Investments, at value (Cost — $202,992,574)	$231,606,641
Cash	1,010,264
Interest and dividends receivable	3,298,896
Receivable for securities sold	554,572
Deposits with brokers for open futures contracts	426,332
Receivable from broker — variation margin on open futures contracts	32,358
Unrealized appreciation on forward foreign currency contracts	4,982
Prepaid expenses	17,385
Total Assets	236,951,430

Liabilities:
Payable for securities purchased	499,485
Investment management fee payable	129,918
OTC swaps, at value (net premiums received — $49,907)	66,935
Payable for open OTC swap contracts	6,664
Accrued expenses	38,256
Total Liabilities	741,258
Total Net Assets	$236,210,172

Net Assets:
Par value $0.001 par value; 10,763,641 shares issued and outstanding; 100,000,000 shares authorized)	$10,764
Paid-in capital in excess of par value	205,171,822
Undistributed net investment income	2,812,288
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(425,620)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	28,640,918
Total Net Assets	$236,210,172

Shares Outstanding	10,763,641

Net Asset Value	$21.95

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report	15

Statement of operations (unaudited)

For the Six Months Ended May 31, 2014

Investment Income:
Interest	$6,320,690
Dividends	169,256
Less: Foreign taxes withheld	(413)
Total Investment Income	6,489,533

Expenses:
Investment management fee (Note 2)	751,369
Excise tax (Note 1)	91,535
Audit and tax	28,744
Directors’ fees	20,738
Transfer agent fees	18,296
Shareholder reports	15,932
Stock exchange listing fees	14,245
Legal fees	12,881
Fund accounting fees	11,482
Custody fees	4,181
Insurance	2,865
Miscellaneous expenses	5,337
Total Expenses	977,605
Net Investment Income	5,511,928

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,420,348
Futures contracts	(1,232,900)
Swap contracts	31,909
Foreign currency transactions	271,029
Net Realized Gain	490,386
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	8,126,795
Futures contracts	353,634
Swap contracts	(29,221)
Foreign currencies	(188,918)
Change in Net Unrealized Appreciation (Depreciation)	8,262,290
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	8,752,676
Increase in Net Assets from Operations	$14,264,604

See Notes to Financial Statements.

16	Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended May 31, 2014 (unaudited) and the Year Ended November 30, 2013	2014	2013

Operations:
Net investment income	$5,511,928	$11,064,177
Net realized gain	490,386	5,046,233
Change in net unrealized appreciation (depreciation)	8,262,290	(14,693,826)
Increase in Net Assets From Operations	14,264,604	1,416,584

Distributions to Shareholders From (Note 1):
Net investment income	(6,458,184)	(10,142,801)
Net realized gains	(3,332,423)	(3,517,372)
Decrease in Net Assets From Distributions to Shareholders	(9,790,607)	(13,660,173)

Fund Share Transactions:
Reinvestment of distributions (0 and 23,230 shares issued, respectively)	—	508,007
Increase in Net Assets From Fund Share Transactions	—	508,007
Increase (Decrease) in Net Assets	4,473,997	(11,735,582)

Net Assets:
Beginning of period	231,736,175	243,471,757
End of period*	$236,210,172	$231,736,175
*Includesundistributed net investment income of:	$2,812,288	$3,758,544

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report	17

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2014[1,2]	2013[2]	2012[2]	2011[2]	2010[2]	2009[2,3]

Net asset value, beginning of period	$21.53	$22.67	$20.64	$21.35	$20.58	$19.06 [4]

Income (loss) from operations:
Net investment income	0.51	1.03	1.09	1.15	1.17	0.44
Net realized and unrealized gain (loss)	0.82	(0.90)	2.33	(0.57)	0.85	1.50
Total income from operations	1.33	0.13	3.42	0.58	2.02	1.94

Less distributions from:
Net investment income	(0.60) [5]	(0.94)	(1.25)	(1.07)	(1.17)	(0.42)
Net realized gains	(0.31)	(0.33)	(0.14)	(0.22)	(0.08)	—
Total distributions	(0.91)	(1.27)	(1.39)	(1.29)	(1.25)	(0.42)

Net asset value, end of period	$21.95	$21.53	$22.67	$20.64	$21.35	$20.58

Market price, end of period	$20.65	$19.59	$23.69	$21.55	$20.79	$19.64
Total return, based on NAV[6,7]	6.36%	0.63%	17.12%	2.96%	10.28%	10.32%
Total return, based on Market Price[8]	10.24%	(12.18)%	17.28%	10.40%	12.52%	0.33%

Net assets, end of period (000s)	$236,210	$231,736	$243,472	$220,354	$227,337	$216,952

Ratios to average net assets:
Gross expenses	0.85%[9]	0.84%	0.78%	0.80%	0.81%	0.86%[9]
Net expenses[10]	0.85 [9]	0.84	0.78	0.80	0.81	0.83 [9,11]
Net investment income	4.77 [9]	4.69	5.01	5.43	5.60	5.12 [9]

Portfolio turnover rate	27%	68%	82%	49%	31%	19%

[1]	For the six months ended May 31, 2014 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period June 26, 2009 (commencement of operations) through November 30, 2009.

[4]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	The investment manager has agreed to reimburse all organizational expenses .

See Notes to Financial Statements.

18	Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20	Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$214,454,867	—	$214,454,867
Municipal bonds	—	1,445,892	—	1,445,892
Senior loans	—	646,539	—	646,539
Sovereign bonds	—	3,849,717	—	3,849,717
Common stocks	$2,506,844	—	—	2,506,844
Preferred stocks	4,902,782	—	—	4,902,782
Total long-term investments	$7,409,626	$220,397,015	—	$227,806,641
Short-term investments†	—	3,800,000	—	3,800,000
Total investments	$7,409,626	$224,197,015	—	$231,606,641
Other financial instruments:
Futures contracts	$51,632	—	—	$51,632
Forward foreign currency contracts	—	$4,982	—	4,982
Total other financial instruments	$51,632	$4,982	—	$56,614
Total	$7,461,258	$224,201,997	—	$231,663,255

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$12,735	—	—	$12,735
OTC credit default swaps on corporate issues — buy protection‡	—	$66,935	—	66,935
Total	$12,735	$66,935	—	$79,670

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of

Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contracts to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable

22	Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report

change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended May 31, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

24	Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2014, the Fund held OTC credit default swaps with credit related contingent features which had a liability position of $66,935. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

26	Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distribution may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $137,492 of federal excise tax attributable to calendar year 2013 in March 2014.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd. (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for their services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to 70% of the Fund’s fee paid to LMPFA by the Fund related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended May 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$43,206,791	$18,842,930
Sales	51,028,906	19,381,259

28	Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report

At May 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$29,109,246
Gross unrealized depreciation	(495,179)
Net unrealized appreciation	$28,614,067

At May 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	43	9/14	$5,157,804	$5,149,586	$(8,218)
U.S. Treasury Ultra Long-Term Bonds	2	9/14	299,960	300,563	603
					$(7,615)
Contracts to Sell:
U.S. Treasury 10-Year Notes	265	9/14	33,312,670	33,261,641	51,029
U.S. Treasury Long-Term Bonds	27	9/14	3,707,139	3,711,656	(4,517)
					$46,512
Net unrealized appreciation on open futures contracts					$38,897

At May 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation
Contracts to Buy:
Euro	Citibank N.A.	900,000	$1,226,778	7/16/14	$2,020
Japanese Yen	Citibank N.A.	235,378,000	2,312,787	7/16/14	2,962
Net unrealized appreciation on open forward foreign currency contracts					$4,982

At May 31, 2014, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount [2]	Termination Date	Implied Credit Spread at May 31, 2014[3]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Group Inc. (E.I. du Pont de Nemours & Co., 5.250%, due 12/15/16)	$780,000	3/20/19	0.394%	1.000% quarterly	$(22,247)	$(21,355)	$(892)
Goldman Sachs Group Inc. (Energy Transfer Partners LP, 5.950%, due 2/1/15)	550,000	12/20/18	0.685%	1.000% quarterly	(7,712)	2,354	(10,066)
Goldman Sachs Group Inc. (Kinder Morgan Energy Partners LP, 3.950%, due 9/1/22)	1,100,000	12/20/18	0.776%	1.000% quarterly	(10,908)	(9,050)	(1,858)
Goldman Sachs Group Inc. (PPG Industries Inc., 6.650%, due 3/15/18)	856,423	3/20/19	0.354%	1.000% quarterly	(26,068)	(21,856)	(4,212)
Total	$3,286,423				$(66,935)	$(49,907)	$(17,028)

Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$51,632	—	$51,632
Forward foreign currency contracts	—	$4,982	4,982
Total	$51,632	$4,982	$56,614

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$12,735	—	$12,735
OTC swap contracts[3]	—	$66,935	66,935
Total	$12,735	$66,935	$79,670

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended May 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information

30	Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report

about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(1,232,900)	—	—	$(1,232,900)
Swap contracts	—	—	$31,909	31,909
Forward foreign currency contracts[1]	—	$271,029	—	271,029
Total	$(1,232,900)	$271,029	$31,909	$(929,962)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$353,634	—	—	$353,634
Swap contracts	—	—	$(29,221)	(29,221)
Forward foreign currency contracts[1]	—	$(188,918)	—	(188,918)
Total	$353,634	$(188,918)	$(29,221)	$135,495

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended May 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$8,998,338
Futures contracts (to sell)	33,064,560
Forward foreign currency contracts (to buy)	1,935,933
Forward foreign currency contracts (to sell)†	1,725,509

Average Notional Balance
Credit default swap contracts (to buy protection)	$2,818,874
Credit default swap contracts (to sell protection)†	257,143

†	At May 31, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at May 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$32,358	—	$32,358
Forward foreign currency contracts	4,982	—	4,982
Total	$37,340	—	$37,340

Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
OTC swap contracts	$66,935	—	$66,935

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Distributions subsequent to May 31, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period of this report:

Record Date	Payable Date	Amount	Type
6/20/14	6/27/14	$0.0329	Long-Term Capital Gain
6/20/14	6/27/14	$0.0308	Short-Term Capital Gain
6/20/14	6/27/14	$0.0363	Income
7/18/14	7/25/14	$0.1000	Income
8/22/14	8/29/14	$0.1000	Income

6. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

32	Western Asset Investment Grade Defined Opportunity Trust Inc. 2014 Semi-Annual Report

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. was held on March 28, 2014 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Kenneth D. Fuller	9,184,861	312,753
Leslie H. Gelb	9,248,368	249,246
William R. Hutchinson	9,307,042	190,572

At May 31, 2014, in addition to Kenneth D. Fuller, Leslie H. Gelb and William R. Hutchinson, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse*

*	Mr. Salacuse has retired from the Board of Directors, effective June 30, 2014.

Western Asset Investment Grade Defined Opportunity Trust Inc.	33

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the

34	Western Asset Investment Grade Defined Opportunity Trust Inc.

Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset Investment Grade Defined Opportunity Trust Inc.	35

Western Asset

Investment Grade Defined Opportunity Trust Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse*

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Investment Grade Defined Opportunity Trust Inc.

620 Eighth Avenue 49th Floor New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd.

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company 6201 15th Avenue Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

New York Stock Exchange Symbol

IGI

*	Mr. Salacuse has retired from the Board of Directors, effective June 30, 2014.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-ends funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX012742 7/14 SR14-2240

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8(b)	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

On or about March 31, 2014, S. Kenneth Leech became part of the portfolio management team of the Fund.

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since March 31, 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Investment Grade Defined Opportunity Trust Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 25, 2014